SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


            Date of Report (date of earliest event reported):
                                December 23, 2002


                          Lehman Brothers Holdings Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                  (State or other jurisdiction of incorporation)


              1-9466                                          13-3216325
 (Commission File Number)                      (IRS Employer Identification No.)

         745 Seventh Avenue
        New York, New York                                      10019
        (Address of principal                                 (Zip Code)
          executive offices)

                                 (212) 526-7000
              (Registrant's Telephone Number, Including Area Code)



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Item 7.           Financial Statements and Exhibits

                  (c)      Exhibits

                  The following Exhibits are incorporated by reference into Registration Statement on Form S-3 No. 333-60474 as exhibits thereto and are filed as part of this Report.

Exhibit No.                Description



1.01 Form of Distribution Agreement between Lehman Brothers Holdings Inc. (the "Corporation") and Lehman Brothers Inc., as Lead Agent, and the other Agents named therein, relating to the Corporation's Lehman Notes, Series A, due Nine Months or More from the Date of Issue

4.01 Form of Master Note, including rider thereto, representing up to $5,000,000,000 of the Corporation's Lehman Notes, Series A, due Nine Months or More from the Date of Issue



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                                                                               3


                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  LEHMAN BROTHERS HOLDINGS INC.



                                                  By: /s/ Barrett DiPaolo
                                                  ----------------------------
                                                        Barrett DiPaolo
                                                        Vice President





Date:  December 23, 2002


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                                                                               4


                                  EXHIBIT INDEX


Exhibit No.                Description



1.01 Form of Distribution Agreement between Lehman Brothers Holdings Inc. (the "Corporation") and Lehman Brothers Inc., as Lead Agent, and the other Agents named therein, relating to the Corporation's Lehman Notes, Series A, due Nine Months or More from the Date of Issue

4.01 Form of Master Note, including rider thereto, representing up to $5,000,000,000 of the Corporation's Lehman Notes, Series A, due Nine Months or More from the Date of Issue